UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

000-54884

(Commission File Number)

Delaware	98-6088870
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices)

+8862-87126958

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into Material Definitive Agreement

Amendment to the Acquisition Agreement

On August 24, 2012, China United Insurance Service, Inc.（the “Company” or CUIS）entered into an Acquisition Agreement with all of the shareholders of Action Holdings Financial Limited (“AHFL”), a British Virgin Islands limited liability company, to acquire all of the issued and outstanding shares of AHFL (the “Acquisition Agreement”) and consummated the acquisition contemplated by the Acquisition Agreement.

Pursuant to the provisions of the Acquisition Agreement and in exchange for all of the issued and outstanding shares of AHFL, the Company agreed to (i) issue eight million shares of common stock of the Company to the shareholders of AHFL; (ii) issue two million shares of common stock of the Company to certain employees of Dinglv Broker; (iii) create an employee stock option pool, consisting of available options, exercisable for up to two million shares of common stock of the Company; and (iv) pay NT$15 million (US$500,708) and NT$7.5 million (UD$250,354) in cash in two installments, subject to terms and conditions therein. “NT$” shall mean the official currency of Taiwan.

On March 14, 2013, the Company and the selling shareholders of AHFL entered into an Amendment to the Acquisition Agreement (the “Amendment”), pursuant to which, (i) the cash payment deadline as set forth in the Acquisition Agreement has been extended from March 31, 2013 to March 31, 2015 or at any other time or in any other manner otherwise agreed upon by and among the Company and the selling shareholders of AHFL; and (ii) in lieu of the 2 million employee stock option pool described in the Acquisition Agreement, the Company agrees to use its best efforts, as soon as practically possible, to create an employee stock pool consisting of up to 4 million shares of CUIS Common Stock, among which 2 million shares shall be solely granted to employees of Dinglv Broker, and the remaining 2 million shares to be granted to employees of affiliated entities of the Company (including Dinglv Broker employees).

The Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and its terms are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Amendment to Acquisition Agreement, effective as of March 14, 2013, by and among the Company and the selling shareholders of AHFL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: March 14, 2013

	By:	/s/ Lo Chung Mei
	Name:	Lo Chung Mei
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment to Acquisition Agreement, effective as of March 14, 2013, by and among the Company and the selling shareholders of AHFL.